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                      FREMONT HOME LOAN OWNER TRUST 1999-1
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                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                      FREMONT HOME LOAN OWNER TRUST 1999-1





                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Owner Trust 1999-1, Home Loan Asset-Backed Notes, Series 1999-1, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded in its entirety by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                   $418,342,161 (approximate) Offering Amount
                                FSA Bond Insured

BOND SUMMARY*

------------------ --------------- ------------ -------------- ------------- ------------ ------------ -----------------
                                                                   Last       Principal                    Expected
                    Approximate                       WAL       Principal      Window       Maturity       Ratings
      Notes             Size         Coupon         (Years)      Payment       (Years)        Date      (Moody's/S&P)
------------------ --------------- ------------ -------------- ------------- ------------ ------------ -----------------

  Series 1999-1     $418,342,161    Floating          2.39        08/05         6.42         3/01/30       Aaa/AAA
================== =============== ============ ============== ============= ============ ============ =================
*At a pricing scenario of 30% CPR and 10% Optional Redemption.


POOL SUMMARY**  (complete collateral tables on pages 10-16)
------------------------------------------------------------ -------------------
Number of Loans:                                                        3,679
Current Balance:                                                 $418,342,161
Average Balance:                                                     $113,711
Minimum Balance:                                                       $9,953
Maximum Balance:                                                     $478,937
Wtd Average Coupon (fixed and ARMS):                                    9.86%
Original Term (months):                                                   359
Seasoning (months):                                                         2
Original Loan-To-Value:                                                77.00%

Amortization Type:
ARM - 3,199 loans                                                $379,833,782
Fixed - 480 loans                                                 $38,508,379

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                                 2.85%
     Wtd Avg Subsequent Periodic Rate Cap:                              1.48%
     Wtd Avg Margin:                                                    6.26%
     Wtd Avg Life Cap:                                                 16.78%
     Wtd Avg Months to Roll:                                               23
------------------------------------------------------------ -------------------
**Contains no bulk purchases.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS


To Optional Redemption:

                                                     CPR
----------------------------------------------------------------------------------------------------
Series 1999-1                0%          15%          25%          30%         35%          45%

AVERAGE LIFE                20.79        4.99        2.93         2.39        1.99         1.45
DURATION                    12.12        4.12        2.62         2.19        1.86         1.39
FIRST PAY                   04/99       04/99        04/99       04/99        04/99       04/99
LAST PAY                    01/28       07/12        01/07       08/05        07/04       01/03
WINDOW (YEARS)              28.83       13.33        7.83         6.42        5.33         3.83
----------------------------------------------------------------------------------------------------


To Maturity:

                                                     CPR
----------------------------------------------------------------------------------------------------
Series 1999-1                0%          15%          25%          30%         35%          45%

AVERAGE LIFE                20.84        5.39        3.19         2.60        2.17         1.59
DURATION                    12.13        4.29        2.78         2.33        1.99         1.49
FIRST PAY                   04/99       04/99        04/99       04/99        04/99       04/99
LAST PAY                    02/29       05/25        10/16       08/13        04/11       01/08
WINDOW (YEARS)              29.92       26.17        17.58       14.42        12.08        8.83
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


PRICING INFORMATION

Pricing Speed:                30% CPR

Payment Date:                 The 25th day of each  month (or the next  Business
                              Day thereafter) commencing in April of 1999.

Interest Accrual Period: Interest will accrue from and including the last Payment Date (or from the Closing Date in the case of the first Payment
                              Date) to the day before the related Payment Date based on an Actual/360 day year.

Payment Delay:                0 Days

Settlement (Closing) Date:    On or about March 23, 1999

Cut-off Date:                 March 1, 1999 (close of business)

Maturity Date:                March 1, 2030, although it is anticipated that the
                              actual maturity date for the Notes will occur significantly earlier than the Maturity Date.

Optional Redemption Date: The optional redemption date is the first Payment Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.

Optional Redemption:          The holders of Residual Interests exceeding in the
                              aggregate  a 50%  interest  may,  at their  option
                              effect  an  early  redemption  of  the  Notes  and
                              terminate  the  Trust  on any  Payment  Date on or
                              after the Redemption Date by purchasing all of the
                              Home  Equity  Loans at a price equal to or greater
                              than the Redemption  Price. In addition,  the Note
                              Insurer   will   have   rights    under    limited
                              circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

Redemption Price:             The  Redemption  Price will be an amount that will
                              at  least  pay  in  full   accrued   interest  and
                              principal on the Notes and certain other expenses.

Initial Turbo:                100%  of the  excess  cash  flow  will  be used to
                              accelerate      the      bonds      until      the
                              overcollateralization targets are reached. To the extent necessary, after the overcollateralization targets are initially reached, 100% of the excess cash flow will be available to accelerate the bonds to the overcollateralization targets.

Servicing/Other Fees:         The   collateral   is  subject  to  certain  fees,
                              including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and trustee fees.

Advancing:                    The Master  Servicer  is  required  to advance any
                              delinquent  payment of interest (not principal) to
                              the  extent   such   interest   is  deemed  to  be
                              recoverable  (the  "Delinquency  Advances").   The
                              Servicer  is required  to advance  reasonable  and
                              customary  expense  advances  with  respect to the
                              loans (for items such as taxes and  insurance)  to
                              the  extent  such   advances   are  deemed  to  be
                              recoverable ("Servicer Advances").

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------



DESCRIPTION OF SECURITIES

Title of Securities:          Fremont  Home Loan Owner Trust  1999-1,  Home Loan
                              Asset-Backed Notes, Series 1999-1.

Offering Amount:              Approximately $418,342,161

Certificates:                 Residual Interest (not offered hereby)

Lead Underwriter:             PaineWebber Incorporated

Co-Underwriters:              Chase Securities Inc. Credit Suisse First Boston

Transferor/Master Servicer:   Fremont  Investment  &  Loan  (a  Fremont  General
                              Company) Headquartered in Anaheim, CA

Depositor:                    PaineWebber Mortgage Acceptance Corporation IV

Servicer:                     Fairbanks Capital Corp.

Owner Trustee:                Wilmington Trust Company

Indenture Trustee:            First Union National Bank

Home Equity Loans:            -  First lien, fixed and adjustable rate mortgage
                                 loans.
                              -  1-4 Family residential properties, planned unit
                                 developments,  condominiums,  and  manufactured
                                 housing loans.
                              -  Substantial  percentage  of  the  loans  do not
                                 conform to FNMA or FHLMC underwriting standards
                                 or to  those  standards  typically  applied  by
                                 banks    or   other    lending    institutions,
                                 particularly with regard to a borrower's credit
                                 history.
                              -  Approximately  84.99% of the Home Equity  Loans
                                 bear   prepayment   premiums,   which  will  be
                                 retained by Fremont Investment & Loan.

Form of Offering:             Book-Entry  form,   same-day  funds  through  DTC,
                              Euroclear, and CEDEL.

Denominations:                Minimum  denominations of $25,000 and multiples of
                              $1,000 thereafter.


--------------------------------------------------------------------------------
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

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                      FREMONT HOME LOAN OWNER TRUST 1999-1
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DESCRIPTION OF SECURITIES (Continued)

Note Rate:                    On each  Payment  Date,  the "Note  Rate"  will be
                              equal to the lesser of (x) the Formula Note Rate and (y) the Available Funds Cap.

                              The "Formula Note Rate" for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Redemption Date, One Month LIBOR plus _% per annum or (ii) with respect to any Payment Date thereafter, One Month LIBOR plus _% per annum and
                              (y) [13.00%] per annum.

Available Funds Cap:          The "Available  Funds Cap" for any Payment Date is
                              the weighted average of the Coupon Rates on the Home Equity Loans, less approximately (i) prior to the Payment Date in April of 2000, [0.72%] per annum or (ii) on and after the Payment Date in April of 2000, [1.22%] per annum.

Available Funds Cap
Carry Forward Amount:         If, on any Payment Date,  the Available  Funds Cap
                              limits the Note Rate (i.e., the rate set by the Available Funds Cap is less than the Formula Note
                              Rate), the amount of any such shortfall will be carried forward and be due and payable on future
                              Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry Forward Amount").

                              The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from excess cash flow remaining after (i) the payment of interest and principal due on the Notes for such Payment Date, if any (ii) reimbursement of the Note Insurer and (iii) payment of accelerated principal on the Notes to achieve the required O/C Target for such Payment Date.

Federal Tax Aspects: The trust will be an Owner Trust. No election will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse debt obligations of the trust.

ERISA Considerations: Subject to the discussion in the Prospectus Supplement and Prospectus, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:            The  Notes   will   constitute   "mortgage-related
                              securities" for purposes of SMMEA.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement:           Credit  enhancement with respect to the Notes will
                              be  provided  by  (a)  the  subordination  of  the
                              Residual    Interest    Certificates,    (b)   the
                              overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (c) the Financial Security
                              Assurance, Inc. ("FSA") Policy.

                              Subordination    of    the    Residual    Interest
                              Certificates: The rights of the holders of the Residual Interest Certificates to received distributions of excess interest are subordinated to the right of the holders of the Notes.

                              Overcollateralization: Excess cash flow will be applied, to the extent available to make accelerated payments of principal to the Notes; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the loans, resulting in overcollateralization. Prior to the Overcollateralization Stepdown Date, the Overcollateralization Amount is expected to build to [4.00]% of the Cut-off Date loan pool principal balance. On or after the Overcollateralization Stepdown Date, the Overcollateralization Amount will be permitted to decrease to [8.00%] of the then outstanding aggregate unpaid principal balance of the Loans (the "Pool Principal Balance"), subject to a floor of [0.50%] of the original Pool Principal Balance (each such percentage then in effect, the "O/C Target"). The Overcollateralization Stepdown Date will be no earlier than the 25th month following the Closing Date, subject to certain delinquency and loan loss tests.

                              FSA Insurance Policy: FSA (the "Note Insurer") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance). The Insured Payments do not cover Realized Losses except to the extent that the principal balance of the Notes exceeds the Pool Principal Balance. Insured Payments do not cover the Master Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Notes would otherwise result therefrom. The FSA Insurance Policy is not cancelable for any reason.



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--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                      FREMONT HOME LOAN OWNER TRUST 1999-1
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DESCRIPTION OF THE SERVICER

o Fairbanks Capital Corp. ("Fairbanks"), a Utah corporation, was formed on February 24, 1989 by its current CEO Thomas Basmajian.

o Financial Security Assurance, Inc. and Nomura Asset Capital Corporation each purchased a 25% share of Fairbanks Capital Holding Corporation on May 28, 1998. Cargill Financial Services Corporation maintains a 25% ownership and management owns the remaining 25%.

o Fairbanks commenced mortgage servicing operations in 1989 for its own account and since 1994 has managed and serviced third-party mortgage loan portfolios. Prior to 1998, Fairbanks primarily serviced portfolios of non-performing or delinquent residential mortgage loans.

o Fairbanks is a FNMA approved seller/servicer and a FHLMC approved servicer that is engaged in the servicing of first and second lien mortgage loans.

o Fairbanks is approved by both Standard & Poor's and Fitch IBCA, Inc.

o Fairbanks is currently servicing over 20,000 loans.

o Fairbanks is currently servicing securities for First Union Home Equity Bank, Block Financial, Cityscape (for FGIC/FSA/Harris Trust), Freddie Mac, Fannie Mae, and United PanAm Mortgage.

o Fairbanks currently maintains excess servicing capacity of $3.0 billion in unpaid principal balance.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


        DESCRIPTION OF HOME EQUITY LOANS AS OF THE CUT-OFF DATE (3/1/99)


POOL SUMMARY
------------------------------------------------------------ -------------------
Number of Loans:                                                       3,679
Current Balance:                                                $418,342,161
Average Balance:                                                    $113,711
Minimum Balance:                                                      $9,953
Maximum Balance:                                                    $478,937
Wtd Average Coupon:                                                    9.86%
Original Term (months):                                                  359
Seasoning (months):                                                        2
Original Loan-To-Value:                                               77.00%

Amortization Type:
ARM - 3,199 loans*                                              $379,833,782
Fixed - 480 loans                                                $38,508,379

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                                2.85%
     Wtd Avg Subsequent Periodic Rate Cap:                             1.48%
     Wtd Avg Margin:                                                   6.26%
     Wtd Avg Life Cap:                                                16.78%
     Wtd Avg Months to Roll:                                              23
------------------------------------------------------------ -------------------

*All ARM loans are six-month LIBOR based loans.


--------------------------------------------------------------------------------
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           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                        DESCRIPTION OF HOME EQUITY LOANS

--------------------------------------------------------------------------------
Aggregate Field         Description          Count        Balance$         Pool%
--------------------------------------------------------------------------------
State                    California          1,276       189,189,007      45.22
                           Illinois            371        36,186,427       8.65
                         Washington            242        28,104,985       6.72
                               Utah            193        23,352,078       5.58
                           Michigan            290        18,271,869       4.37
                            Florida            201        17,019,001       4.07
                             Oregon            139        14,164,249       3.39
                           New York            106        13,575,899       3.25
                            Arizona            142        12,751,573       3.05
                             Nevada             98        10,787,109       2.58
                         New Jersey             86        10,569,283       2.53
                           Colorado             99         9,875,790       2.36
                          Wisconsin             76         6,140,237       1.47
                            Indiana             72         4,026,023       0.96
                              Idaho             45         3,789,421       0.91
                               Ohio             66         3,645,192       0.87
                      Massachusetts             29         3,144,073       0.75
                        Connecticut             21         2,298,289       0.55
                            Montana             26         2,071,662       0.50
                       Pennsylvania             23         1,587,556       0.38
                            Georgia             15         1,519,236       0.36
                           Oklahoma             18         1,322,852       0.32
                      New Hampshire             10         1,209,196       0.29
                     North Carolina             12         1,159,681       0.28
                           Missouri              9         1,011,492       0.24
                          Tennessee              8           766,617       0.18
                             Kansas              3           476,400       0.11
                              Maine              2           187,150       0.04
                     South Carolina              1           139,814       0.03
                                          ---------  ---------------  ----------
                                             3,679      $418,342,161    100.00%
---------------------------------------------------  ---------------  ----------



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                  DESCRIPTION OF HOME EQUITY LOANS (continued)

--------------------------------------------------------------------------------
Aggregate Field       Description           Count        Balance$         Pool%
--------------------------------------------------------------------------------
Original LTV        5.001 - 10.000%              1            39,949       0.01
                   10.001 - 15.000%              1            36,485       0.01
                   15.001 - 20.000%              4           329,732       0.08
                   20.001 - 25.000%             11           443,395       0.11
                   25.001 - 30.000%             13           547,629       0.13
                   30.001 - 35.000%             18           827,197       0.20
                   35.001 - 40.000%             17           841,457       0.20
                   40.001 - 45.000%             33         2,222,601       0.53
                   45.001 - 50.000%             36         3,540,729       0.85
                   50.001 - 55.000%             55         5,041,969       1.21
                   55.001 - 60.000%            139        12,122,791       2.90
                   60.001 - 65.000%            312        26,354,306       6.30
                   65.001 - 70.000%            497        49,112,989      11.74
                   70.001 - 75.000%            610        68,543,007      16.38
                   75.001 - 80.000%          1,145       139,615,214      33.37
                   80.001 - 85.000%            362        47,205,412      11.28
                   85.001 - 90.000%            425        61,517,300      14.71
                                          --------  ----------------  ----------
                                             3,679      $418,342,161    100.00%
--------------------------------------------------  ----------------  ----------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



                  DESCRIPTION OF HOME EQUITY LOANS (continued)



--------------------------------------------------------------------------------
Aggregate Field      Description            Count        Balance$         Pool%
--------------------------------------------------------------------------------
Current Coupon    6.001 -  7.000%              4           491,836       0.12
                  7.001 -  8.000%            101        14,841,835       3.55
                  8.001 -  9.000%            722       104,658,861      25.02
                  9.001 - 10.000%          1,209       150,085,008      35.88
                 10.001 - 11.000%            938        95,462,996      22.82
                 11.001 - 12.000%            420        35,485,344       8.48
                 12.001 - 13.000%            207        12,849,266       3.07
                 13.001 - 14.000%             69         4,120,421       0.98
                 14.001 - 15.000%              7           306,207       0.07
                 15.001 - 16.000%              2            40,386       0.01
                                        --------  ----------------   ---------
                                           3,679      $418,342,161    100.00%
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Aggregate Field      Description            Count        Balance$         Pool%
--------------------------------------------------------------------------------
Current Balance     5,000.01 - 10,000.00        1             9,953       0.00
                   10,000.01 - 15,000.00        4            54,362       0.01
                   15,000.01 - 20,000.00       25           457,909       0.11
                   20,000.01 - 30,000.00      106         2,787,422       0.67
                   30,000.01 - 40,000.00      216         7,724,976       1.85
                   40,000.01 - 50,000.00      271        12,328,335       2.95
                  50,000.01 - 100,000.00    1,310        97,636,585      23.34
                 100,000.01 - 250,000.00    1,535       232,716,762      55.63
                 250,000.01 - 500,000.00      211        64,625,859      15.45
                                           ------  ----------------  ----------
                                            3,679      $418,342,161    100.00%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Aggregate Field       Description           Count        Balance$         Pool%
--------------------------------------------------------------------------------
Lien Type             First Lien           3,679         418,342,161      100.00
                                          --------  ----------------  ----------
                                           3,679        $418,342,161     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



                  DESCRIPTION OF HOME EQUITY LOANS (continued)


--------------------------------------------------------------------------------
Aggregate Field           Description         Count        Balance$        Pool%
--------------------------------------------------------------------------------
Property Type            Single Family        3,012       339,445,969      81.14
                            Two Family          180        17,514,236       4.19
                          Three Family           43         5,287,368       1.26
                           Four Family           49         6,789,688       1.62
              Planned Unit Development          208        31,902,092       7.63
                           Condominium          138        13,824,503       3.30
                  Manufactured Housing           49         3,578,305       0.86
                                           --------  ----------------  ---------
                                              3,679      $418,342,161    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Aggregate Field       Description           Count        Balance$         Pool%
--------------------------------------------------------------------------------
Months Since Origination        0            709        79,877,880       19.09
                                1            907        99,769,788       23.85
                                2          1,038       120,337,498       28.77
                                3            401        48,344,518       11.56
                                4            191        21,580,330        5.16
                                5            232        26,153,235        6.25
                                6             83         9,883,550        2.36
                                7             48         5,230,879        1.25
                        8 or more             70         7,164,484        1.71
                                        --------  ----------------  ----------
                                           3,679      $418,342,161     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Aggregate Field       Description           Count        Balance$         Pool%
--------------------------------------------------------------------------------
Remaining Term         Up to 352            107         9,963,535        2.38
                             353             49         5,380,320        1.29
                             354             82         9,692,101        2.32
                             355            231        26,120,605        6.24
                             356            190        21,539,561        5.15
                             357            401        48,418,449       11.57
                             358          1,029       119,771,550       28.63
                             359            885        97,859,744       23.39
                             360            705        79,596,297       19.03
                                       --------  ----------------  -------------
                                          3,679      $418,342,161     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                  DESCRIPTION OF HOME EQUITY LOANS (continued)

--------------------------------------------------------------------------------
Aggregate Field       Description           Count        Balance$         Pool%
--------------------------------------------------------------------------------
Occupancy            Owner Occupied          3,221       381,782,498       91.26
                 Non-Owner Occupied            449        35,241,873        8.42
                        Second Home              9         1,317,790        0.32
                                          --------  ----------------  ----------
                                             3,679      $418,342,161     100.00%
--------------------------------------------------------------------------------



------------------------------------------------------------------------------
Aggregate Field       Description         Count        Balance$         Pool%
------------------------------------------------------------------------------
Credit Grade          A                    449        53,636,704       12.82

                      A-                 1,345       174,903,508       41.81

                      B                    838        96,595,587       23.09

                      C                    623        59,326,617       14.18

                      C-                   230        17,447,622        4.17

                      D                    194        16,432,122        3.93
                                        ------  ----------------  ------------
                                         3,679      $418,342,161     100.00%
------------------------------------------------------------------------------



ARM INFORMATION
--------------------------------------------------------------------------------
Aggregate Field       Description           Count        Balance$         Pool%
--------------------------------------------------------------------------------
Life Cap            13.001 - 14.000%            5          579,525        0.15
                    14.001 - 15.000%          109       16,243,965        4.28
                    15.001 - 16.000%          674       99,233,359       26.13
                    16.001 - 17.000%        1,084      136,431,056       35.92
                    17.001 - 18.000%          828       86,468,706       22.76
                    18.001 - 19.000%          334       29,861,578        7.86
                    19.001 - 20.000%          140        9,482,491        2.50
                    20.001 - 21.000%           23        1,365,554        0.36
                    21.001 - 22.000%            1           59,109        0.02
                    30.001 - 35.000%            1          108,437        0.03
                                         --------  ---------------  ----------
                                            3,199     $379,833,782     100.00%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                  DESCRIPTION OF HOME EQUITY LOANS (continued)

ARM INFORMATION

--------------------------------------------------------------------------------
Aggregate Field       Description            Count        Balance$         Pool%
--------------------------------------------------------------------------------
Life Floor          6.001 -  7.000%               5          579,525        0.15
                    7.001 -  8.000%             109       16,243,965        4.28
                    8.001 -  9.000%             672       99,033,086       26.07
                    9.001 - 10.000%           1,084      136,342,813       35.90
                   10.001 - 11.000%             828       86,539,959       22.78
                   11.001 - 12.000%             337       30,187,280        7.95
                   12.001 - 13.000%             140        9,482,491        2.50
                   13.001 - 14.000%              23        1,365,554        0.36
                   14.001 - 15.000%               1           59,109        0.02
                                           --------  ---------------  ----------
                                              3,199     $379,833,782     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate Field      Description            Count        Balance$         Pool%
--------------------------------------------------------------------------------
Margin             3.751 - 4.000%               1           70,589        0.02
                   4.751 - 5.000%               4          389,995        0.10
                   5.001 - 5.250%              12        1,833,207        0.48
                   5.251 - 5.500%             295       39,189,864       10.32
                   5.501 - 5.750%             163       23,134,235        6.09
                   5.751 - 6.000%             739       97,430,137       25.65
                   6.001 - 6.250%             923      109,383,353        28.8
                   6.251 - 6.500%             202       23,567,664        6.20
                   6.501 - 6.750%             310       33,779,979        8.89
                   6.751 - 7.000%             110       12,050,231        3.17
                   7.001 - 7.250%             153       13,716,617        3.61
                   7.251 - 7.500%              41        4,107,117        1.08
                   7.501 - 7.750%              93        8,670,515        2.28
                   7.751 - 8.000%              62        5,185,836        1.37
                   8.001 - 8.250%              13        1,135,909        0.30
                   8.251 - 8.500%              46        3,641,144        0.96
                   8.501 - 8.750%              15          873,118        0.23
                   9.001 - 9.250%              13        1,173,116        0.31
                   9.501 - 9.750%               1           61,664        0.02
                  9.751 - 10.000%               2          327,089        0.09
                     Over 10.000%               1          112,405        0.03
                                         --------  ---------------  ----------
                                            3,199     $379,833,782     100.00%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

--------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                  DESCRIPTION OF HOME EQUITY LOANS (continued)

ARM INFORMATION

--------------------------------------------------------------------------------
Aggregate Field       Description          Count         Balance$         Pool%
--------------------------------------------------------------------------------
Rate Reset               1999/05              20        1,970,545        0.52
                         1999/06              33        4,240,513        1.12
                         1999/07              63        8,739,069        2.30
                         1999/08              73        8,566,721        2.26
                         1999/09              47        6,061,144        1.60
                         1999/10              19        2,434,665        0.64
                         2000/01               1          115,317        0.03
                         2000/02               2          247,975        0.07
                         2000/04               2          226,828        0.06
                         2000/05               6          483,969        0.13
                         2000/06               5          725,816        0.19
                         2000/07               9          867,144        0.23
                         2000/08              20        2,302,615        0.61
                         2000/09              39        4,224,916        1.11
                         2000/10             149       17,467,506        4.60
                         2000/11             131       16,198,275        4.26
                         2000/12             236       29,023,878        7.64
                         2001/01             630       77,253,051       20.34
                         2001/02             568       65,521,880       17.25
                         2001/03             444       51,645,014       13.60
                         2001/04               2          245,010        0.06
                         2001/05               6          472,891        0.12
                         2001/06               2          183,817        0.05
                         2001/07               9        1,335,299        0.35
                         2001/08              15        1,577,629        0.42
                         2001/09              18        2,223,984        0.59
                         2001/10              50        5,655,521        1.49
                         2001/11              26        2,739,837        0.72
                         2001/12              96       12,353,105        3.25
                         2002/01             211       23,851,223        6.28
                         2002/02             137       15,099,245        3.98
                         2002/03             130       15,779,381        4.15
                                        --------  ---------------  ----------
                                           3,199     $379,833,782     100.00%
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
           A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER